Exhibit 21
LIST OF SUBSIDIARIES OF INTERNATIONAL FLAVORS & FRAGRANCES INC.
(the “Company”)

Name of Entity	Jurisdiction
International Flavors & Fragrances S.R.L.	Argentina
Danisco Argentina S.A.	Argentina
Solae Argentina S.A.	Argentina
Enzymotec Australia Pty Ltd	Australia
Taura Natural Ingredients Holdings Pty Limited	Australia
Bush Boake Allen Australia Pty Ltd	Australia
IFF Australia Holdings Pty Limited	Australia
International Flavours & Fragrances (Australia) Pty Ltd	Australia
Lucas Meyer Cosmetics Australia Pty Ltd	Australia
Southern Cross Botanicals Pty Ltd	Australia
Danisco Australia Pty Limited	Australia
KELP INDUSTRIES PTY. LTD.	Australia
Nutrition & Biosciences Australia Pty Ltd	Australia
Solae Australia Pty Limited	Australia
Frutarom GmbH	Austria
Frutarom Savory Solutions Austria GmbH	Austria
world wide Wiberg GmbH	Austria
Danisco Austria GmbH	Austria
PTI-BEL TUE	Belarus
Frutarom Belgium N.V.	Belgium
Taura Natural Ingredients NV	Belgium
TNI Investments NV	Belgium
Danisco Ingredients Belgium N.V.	Belgium
Genencor International BV	Belgium
Solae Belgium N.V.	Belgium
Bremil Industria E Comercio de Ingredientes Alimenticios Ltda(1)	Brazil
Bremil S/A Industria de Produtos Alimenticios(2)	Brazil
Envoltec Industria de Embalagens Ltda(3)	Brazil
Frutarom do Brazil Industria e Comercio Ltda.	Brazil
Sabormax Industria de Alimentos E Representacao Ltda(4)	Brazil
Frutarom do Brasil GRU Indsutria e Comercio Ltda	Brazil
Bush Boake Allen Do Brasil Indústria e Comércio Ltda.	Brazil
IFF Essências e Frangrâncias Ltda.	Brazil
Danisco Brasil Ltda.	Brazil
Dupont Nutrition Brasil Ingredientes Ltda	Brazil
Nutrition & Biosciences Brasil Ingredientes Ltda.	Brazil
Protein Technologies International Do Brasil Ltda	Brazil
Solae Do Brasil Holdings Ltda	Brazil
Solae Do Brasil Indústria E Comércio De Alimentos Ltda	Brazil
Solae Investimentos Ltda	Brazil
Fragrance Resources Asia Pacific Limited	British Virgin Islands
IFF (BVI) Limited	British Virgin Islands

Name of Entity	Jurisdiction
1456111 Ontario Limited	Canada
Les Ingrédients Alimentaires BSA Inc.	Canada
Wiberg Canada Inc.	Canada
Wiberg Corporation	Canada
International Flavors & Fragrances (Canada) Ltd.	Canada
Lucas Meyer Cosmetics Canada Inc.	Canada
Danisco Canada Inc.	Canada
Frutarom Chile S.A.	Chile
Bush Boake Allen Chile S.A.	Chile
International Flavors & Fragrances I.F.F. (Chile) Limitada	Chile
Danisco Chile S.A.	Chile
Fangchen International Trading Ltd(5)	China
Frutarom F&F Trading (Shanghai) Co., Ltd.	China
Frutarom Flavors (Kushan) Co., Ltd.	China
Inventive Food Technology (ZQ) Ltd.	China
Pucheng Yongfang Fragrance Technology Co., Ltd.(6)	China
Tastepoint Flavors (Shanghai) Co., Ltd.	China
Fragrance Resources (Shanghai) Co., Ltd	China
IFF Bio Technology (Nanjing) Co., Ltd.	China
IFF Flavors & Fragrances (Hangzhou) Trading Co., Ltd.	China
International Flavors & Fragrances (China) Ltd.	China
International Flavors & Fragrances (Hangzhou) Co., Ltd.(7)	China
International Flavors & Fragrances (ZhangJiagang) Co., Ltd.	China
International Flavors & Fragrances (Zhejiang) Co., Ltd.	China
Danisco (China) Co., Ltd.	China
Danisco (China) Holding Company Limited	China
Danisco (Zhangjiagang) Textural Ingredients Co., Ltd.	China
Danisco Biosciences (Shanghai) Co., Ltd.	China
DuPont (Shanghai) Enterprise Co., Ltd.	China
Danisco Health Foods (Beijing) Co., Ltd.	China
Danisco Shineway Luohe Food Company Limited(8)	China
Danisco Shineway Luohe Soy Industry Company Limited(9)	China
Genencor (China) Bio-Products Co., Ltd.	China
Solae Trading (Shanghai) Co., Ltd.	China
International Flavors and Fragrances Colombia S.A.S.	Colombia
Danisco Colombia Ltda.	Colombia
Specialty Products Balkans d.o.o.	Croatia
Alpris Holdings Ltd.	Cyprus
Vantodio Holdings Limited	Cyprus
Tastepoint CZ, s.r.o.	Czech Republic
Danisco Czech Republic, a.s.	Czech Republic
Cometra ApS	Denmark
DuPont Nutrition Biosciences ApS	Denmark
Solae Denmark ApS	Denmark
FYMSA del Caribe, S.R.L(10)	Dominican Republic

Name of Entity	Jurisdiction
MISR Company for Aromatic Products (S.A.E.)	Egypt
Danisco Egypt Trading LLC	Egypt
Aromco Ltd.	England
Dandy Lions Limited	England
Flavours and Essences UK Limited	England
FoodBlenders Limited	England
Frutarom – Etol (UK) Limited	England
Frutarom (UK) Ltd.	England
Frutarom UK Investments Limited	England
Hagelin Flv (UK) Ltd.	England
Redbrook (UK) Limited	England
Savoury Flavours (Holding) Limited	England
Savoury Flavours Ltd.	England
Unique Ingredients Limited	England
A. Boake, Roberts And Company (Holding), Limited	England
Bush Boake Allen Enterprises Limited	England
Bush Boake Allen Holdings (U.K.) Limited	England
Bush Boake Allen Limited	England
International Flavours & Fragrances (CIL) Limited	England
International Flavours & Fragrances (GB) Holdings Limited	England
International Flavours & Fragrances (Pension Trustees) Limited	England
International Flavours & Fragrances I.F.F. (Great Britain) Limited	England
Danisco Holdings (UK) Ltd.	England
Danisco UK Ltd.	England
DuPont Nutrition Manufacturing UK Limited	England
Solae (UK) Limited	England
Danisco Sweeteners Oy	Finland
Finnfeeds Finland Oy	Finland
Finnfeeds Oy	Finland
Genencor International Oy	Finland
Rene Laurent SAS	France
Atelier du Parfumeur IFF Grasse SAS	France
Institut Européen de Biologie Cellulaire	France
International Flavors & Fragrances France Holding I SAS	France
International Flavors & Fragrances France Holding III SAS	France
International Flavors & Fragrances IFF (France)	France
Lucas Meyer Cosmetics	France
Danisco France SAS	France
Nutrition & Biosciences (France) SAS	France
extrakt chemie Dr. Bruno Stellmach GmbH	Germany
Frutarom Germany GmbH	Germany
Frutarom Production GmbH	Germany
Frutarom Savory Solutions Germany GmbH	Germany
IFF Fragrance GmbH	Germany
International Flavors & Fragrances IFF (Deutschland) G.M.B.H.	Germany

Name of Entity	Jurisdiction
Leagel GmbH(11)	Germany
Danisco Deutschland GmbH	Germany
DDP Specialty Products Germany GmbH & Co. KG	Germany
DSP Germany N&B Real Estate GmbH & Co. KG	Germany
N&B Produktions- und Verwaltungs-GmbH	Germany
N&B Real Estate Verwaltungs-GmbH	Germany
Solae Deutschland GmbH	Germany
Danisco Nutrition & Bioscience Greece Ltd	Greece
Aroma S.A.	Guatemala
Manseg S.A.	Guatemala
Danisco Centro America S.A.	Guatemala
Danisco Guatemala S.A.	Guatemala
Frutarom (Asia Pacific) Limited	Hong Kong
Inventive Technology Ltd.	Hong Kong
Prowin International Ltd.	Hong Kong
VAYA Pharma Hong Kong Ltd	Hong Kong
International Flavors & Fragrances (Hong Kong) Limited	Hong Kong
Nutrition & Biosciences Hong Kong Limited	Hong Kong
IFF Hungary Global Korlátolt Felelősségű Társaság	Hungary
International Flavors & Fragrances I.F.F. (Hungary) Korlátolt Felelősségű Társaság	Hungary
Nutrition & Biosciences Hungary Kft.	Hungary
Thorverk Ltd / Thorungaverksmidjan hf. / Þörungaverksmiðjan hf.(12)	Iceland
Sonarome Private Limited(13)	India
International Flavours & Fragrances India Private Limited(14)	India
Danisco (India) Private Limited	India
Danisco Nutrition and Biosciences India Private Limited	India
Solae Company India Private Limited	India
P.T. Essence Indonesia	Indonesia
PT. INTERNATIONAL FLAVORS FRAGRANCES INDONESIA	Indonesia
Redbrook Blentech Limited	Ireland
Redbrook Ingredient Services Limited	Ireland
Aromatics Holdings Limited	Ireland
Irish Flavours and Fragrances Limited	Ireland
DuPont Nutrition Ireland	Ireland
DuPont Nutrition Manufacturing Ireland Limited	Ireland
Arvin Company	Isle of Man
Belden Company	Isle of Man
Frutarom (UK) Holdings Limited	Israel
Frutarom Global Ltd.	Israel
Frutarom Industries Ltd.	Israel
Frutarom Ltd.	Israel
Nutra-Lease Ltd.(15)	Israel
BKF Vision Ltd	Israel
International Flavors & Fragrances I.F.F. (Israel) Ltd.	Israel
International Flavors and Fragrances Ingredients Ltd	Israel

Name of Entity	Jurisdiction
K - Vision Consulting and Investments Ltd	Israel
M.P. Equity Holdings Ltd	Israel
Frutarom Italy S.r.l	Italy
WIBERG Italia S.r.l.	Italy
International Flavors e Fragrances IFF (Italia) S.R.L.	Italy
Danisco Italy S.p.A.	Italy
Nutrition & Biosciences Italy S.r.l.	Italy
International Flavors & Fragrances (Japan) Ltd.	Japan
Danisco Japan Limited	Japan
Nutrition & Biosciences Japan K.K.	Japan
PTI Astana LLC	Kazakhstan
Frutarom Kenya Limited	Kenya
DuPont de Nemours Kenya Limited	Kenya
IFF (Korea) Inc.	Korea
Danisco Nutrition & Biosciences Korea Ltd.	Korea
Frutarom Finance EUR AG	Lichtenstein
International Flavors & Fragrances (Luxembourg) S.à r.l.	Luxembourg
International Flavors & Fragrances Ardenne S.à r.l.	Luxembourg
Nutrition & Bioscience (Luxembourg) S.à r.l.	Luxembourg
L’Atelier Vanille Madagascar	Madagascar
International Flavors & Fragrances (Malaysia) Sdn. Bhd.	Malaysia
Danisco Malaysia Sdn. Bhd.	Malaysia
International Flavours & Fragrances (Mauritius) Ltd	Mauritius
Genencor Mauritius Ltd	Mauritius
Frutarom Flavors Mexico S.A. de C.V.	Mexico
Proveedores de Ingeniería Alimentaria, S.A. de C.V. (“PIASA”)(16)	Mexico
Representaciones FYMSA, S.A. de C.V (FYMSA)(17)	Mexico
Frutarom Mexico S.A.	Mexico
Bush Boake Allen Controladora, S.A. DE C.V.	Mexico
International Flavors & Fragrances (Mexico), SA de CV	Mexico
Danisco Mexicana S.A. de C.V.	Mexico
Dupont Nutrition Mexicana S.A De C.V.	Mexico
Dupont Nutrition Mexico S.A De C.V.	Mexico
Solae De Mexico S. A. De C.V.	Mexico
PTI-MOL LLC	Moldova
ERELEM	Morocco
International Flavors & Fragrances (Myanmar) Limited	Myanmar
Frutarom Netherlands B.V.	Netherlands
Bush Boake Allen Benelux B.V.	Netherlands
International Flavors & Fragrances (Nederland) Holding B.V.	Netherlands
International Flavors & Fragrances I.F.F. (Nederland) B.V.	Netherlands
Danisco Holland B.V.	Netherlands
Danisco Zaandam BV	Netherlands
DuPont LA Holding I B.V.	Netherlands
Genencor International Holding B.V.	Netherlands

Name of Entity	Jurisdiction
Genencor International B.V.	Netherlands
IB EMEA Holding 2 B.V.	Netherlands
MC (Netherlands) B.V.	Netherlands
N&B EMEA Holding B.V.	Netherlands
N&B International Holding B.V.	Netherlands
N&B Services B.V.	Netherlands
N&H EMEA Holding 1 B.V.	Netherlands
N&H EMEA Holding 2 B.V.	Netherlands
N&H EMEA Holding B.V.	Netherlands
N&H International Holding 1 B.V.	Netherlands
New Asia Holdco B.V.	Netherlands
Nutrition & Biosciences Netherlands B.V.	Netherlands
Solae Overseas B.V.	Netherlands
SP EMEA Holding 8 B.V.	Netherlands
Taura Natural Ingredients Limited	New Zealand
International Flavours & Fragrances (NZ) Limited	New Zealand
Danisco New Zealand Limited	New Zealand
Nutrition & Biosciences New Zealand Limited	New Zealand
Frutarom Nigeria Limited	Nigeria
IFF West Africa Limited	Nigeria
Du Pont de Nemours Nigeria Limited	Nigeria
Etol Skopje DRUŠTVO ZA TRGOVIJA ETOL UVOZ-IZVOZ DOOEL	North Macedonia
Ingrediants dooel Skopje	North Macedonia
DuPont Nutrition Norge AS	Norway
Nutrition & Bioscience Pakistan (Private) Ltd	Pakistan
Frutarom Perú S.A. (Montana Food activity)	Peru
Danisco Perú S.A.C	Peru
International Flavors & Fragrances (Philippines), Inc.	Philippines
DuPont Nutrition Philippines Inc.	Philippines
Amco SP Z.O.O	Poland
Tastepoint Polska Z.o.o.	Poland
International Flavors & Fragrances (Poland) Sp. z o.o.	Poland
Danisco Poland Sp. z.o.o	Poland
Chemical Process Materials and Equipment S.A.	Republic of Panama
International Aroma Group	Republic of Panama
Mark Services Holdings Inc.	Republic of Panama
Frutarom (Marketing) S.R.L.	Romania
Frutarom Etol RO SRL	Romania
ETOL-RUS, Ltd.	Russia
OOO Wiberg Rus	Russia
Platinum Absolut LLC	Russia
PTI Center LLC	Russia
LLC PTI Group of companies (short name GK PTI)	Russia
PTI-NN LLC	Russia
“Tastepoint OOO” (Tastepoint Russia Ltd)	Russia

Name of Entity	Jurisdiction
Tekhnomol Soya Products LLC	Russia
International Flavors & Fragrances I.F.F. (Rus)	Russia
ZAO Danisco (Closed Joint Stock Company “Danisco”)	Russia
Leagel S.r.l.(18)	San Marino
Tastepoint JVE d.o.o. Novi Sad	Serbia
Enzymotec Singapore Pte Ltd	Singapore
Vaya Pharma Pte Ltd(19)	Singapore
International Flavors & Fragrances (Greater Asia) Pte. Ltd.	Singapore
Danisco Singapore Pte. Ltd.	Singapore
ETOL SK, s.r.o.	Slovakia
Etol Proizvodnja Arom D.O.O	Slovenia
Tastepoint d.o.o.	Slovenia
VITIVA proizvodnja in storitve d.d. (Short name: VITIVA d.d.)	Slovenia
Tastepoint SA (Pty) Ltd	South Africa
Unique Flavors Proprietary Limited	South Africa
Unique Food Solutions Proprietary Limited	South Africa
International Flavors and Fragrances IFF (South Africa) (Proprietary) Limited	South Africa
Danisco South Africa (Pty) Ltd.	South Africa
DuPont Protein Technologies International Sales, LLC	South Africa
IFF Murcia Natural Ingredients, S.L.U	Spain
IFF Benicarló, S.L.	Spain
IFF Latin American Holdings (España), S.L.	Spain
International Flavors & Fragrances I.F.F. (España), S.A.	Spain
DuPont Nutrition and Biosciences Ibérica S.L.U.	Spain
IFF Lanka Private Limited	Sri Lanka
International Flavors & Fragrances I.F.F. (Norden) AB	Sweden
Speximo AB	Sweden
Danisco Cultor Sweden AB	Sweden
Nutrition & Biosciences (Sweden) AB	Sweden
Frutarom Savory Solutions Switzerland AG	Switzerland
Frutarom Switzerland Finance CHF AG	Switzerland
Frutarom Switzerland Finance GBP AG	Switzerland
Frutarom Switzerland Finance MXN AG	Switzerland
Frutarom Switzerland Finance USD AG	Switzerland
Frutarom Switzerland Ltd.	Switzerland
Danisco Cultor (Switzerland) AG	Switzerland
Danisco Switzerland AG	Switzerland
Nutrition & Biosciences (Switzerland) GmbH	Switzerland
Solae Europe Sarl	Switzerland
International Flavors & Fragrances Taiwan Limited	Taiwan
The Mighty Company Limited(20)	Thailand
International Flavours & Fragrances (Thailand) Limited	Thailand
DuPont Nutrition (Thailand) Ltd.	Thailand
Nutrition & Bioscience (Thailand) Co., Ltd.	Thailand
DuPont Nutrition (Thailand) Ltd. - Branch	Thailand

Name of Entity	Jurisdiction
Etol Aroma Ve Baharat Gida Ürünleri San.ve Tic.a.Ş.	Turkey
Frutarom Gida Ürünleri Sanayi Ve Ticaret Limited Sirketi	Turkey
WIBERG Baharat Sanayi Ve Ticaret Anonim Şirketi	Turkey
IFF Aroma Esans Sanayi Ve Ticaret Anonim Şirketi	Turkey
IFF Turkey Aroma ve Esans Ürünleri Satis Ticaret Anonim Sirketi	Turkey
Danisco Dis Ticaret Limited Sirketi	Turkey
DuPont Nutrition Dis Ticaret Limited Sirketi	Turkey
Frutarom Etol Ukraine LLC.	Ukraine
Frutarom Savory Solutions Ukraine	Ukraine
PARMA FA	Ukraine
PTI-Ukraine LLC	Ukraine
Danisco Ukraine LLC	Ukraine
International Flavors & Fragrances (Middle East) FZ-LLC	United Arab Emirates
CitraSource Holdings, L.L.C.	United States
Crestmont Investment Co.	United States
Eden Essentials, Inc.	United States
Enzymotec USA Inc.	United States
Flavor Systems International, Inc.	United States
Frutarom USA Holding, Inc.	United States
Frutarom USA Inc.	United States
FYMSA Real Estate LLC(21)	United States
Grow Company Inc.	United States
International Frutarom Corporation	United States
PIASA USA, LLC(22)	United States
Taura Natural Ingredients (North America) Inc.	United States
The Foote & Jenks Corporation	United States
UFC America Inc.	United States
Vaya Pharma Inc	United States
W.W. Holdings Inc.	United States
Wiberg Corporation of California	United States
Asian Investments, Inc.	United States
Bush Boake Allen Inc.	United States
Columbia PhytoTechnology LLC	United States
iDrug Delivery, Inc.(23)	United States
IFF Augusta Holdings LLC	United States
IFF Chemical Holdings Inc.	United States
IFF International Inc.	United States
IFF Worldwide LLC	United States
International Flavors & Fragrances (Caribe) Inc.	United States
International Flavors & Fragrances Holdings, LLC	United States
MC (US) 1 LLC	United States
Neptune Merger Sub II LLC	United States
Tastepoint Inc.	United States
The Additive Advantage LLC	United States
van Ameringen-Haebler, Inc.	United States

Name of Entity	Jurisdiction
Health Wright Products, LLC	United States
Sweeteners (US) LLC	United States
Agtech Products, Inc.	United States
Butamax Advanced Biofuels, LLC	United States
Danisco Holding USA Inc.	United States
Danisco US Inc.	United States
Danisco USA Inc.	United States
IFF Acquisition, LLC	United States
DuPont Danisco Cellulosic Ethanol LLC	United States
IFF Electronics Holding, LLC	United States
DuPont Nutrition USA, Inc.	United States
IFF Protein Technologies International Sales, LLC	United States
IFF S&C Holding, LLC	United States
IFF US Holding, LLC	United States
Finnsugar Bioproducts, Inc.	United States
Genencor International Wisconsin, Inc.	United States
Genentech Ventures, Inc. GTVI	United States
MC (US) 2 LLC	United States
Nutrition & Biosciences USA 1, LLC	United States
Nutrition & Biosciences USA 3, LLC	United States
Nutrition & Biosciences USA 4, Inc.	United States
PM Taiwan, Inc.	United States
Pointer Specialty Chemicals, LLC	United States
Solae Holdings LLC	United States
Solae, LLC	United States
SP Holding IB, Inc.	United States
SP Nutrition and Health (Singapore), Inc.	United States
Specialty Products N&H, Inc.	United States
Specialty Products US, LLC	United States
PTI CA LLC	Uzbekistan
Venezuelan Protein Technologies International - Pti, C.A.	Venezuela
International Flavors & Fragrances (Vietnam) Limited Liability Company	Vietnam
Nutrition & Biosciences Vietnam Company Limited	Vietnam
Bush Boake Allen Zimbabwe (Private) Limited	Zimbabwe
International Flavors & Fragrances (Zimbabwe) (Private) Ltd.	Zimbabwe
The companies listed above constitute all subsidiaries of the Company as of February 27, 2023. Except as otherwise indicated, such subsidiaries are wholly owned, directly or indirectly, by the Company.
____________________
(1)51% of the voting stock of Bremil Industria E Comercio de Ingredientes Alimenticios Ltda is owned indirectly by the Company.
(2)51% of the voting stock of Bremil S/A Industria de Produtos Alimenticios is owned indirectly by the Company.
(3)51% of the voting stock of Envoltec Industria de Embalagens Ltda is owned indirectly by the Company.
(4)51% of the voting stock of Sabormax Industria de Alimentos E Representacao Ltda is owned indirectly by the Company.
(5)62.3% of the voting stock of Fangchen International Trading Ltd is owned indirectly by the Company.
(6)62.3% of the voting stock of Pucheng Yongfang Fragrance Technology Co., Ltd. is owned indirectly by the Company.

(7)95% of the voting stock of International Flavors & Fragrances (Hangzhou) Co., Ltd. is owned indirectly by the Company.
(8)52% of the voting stock of Danisco Shineway Luohe Food Company Limited is owned indirectly by the Company.
(9)60% of the voting stock of Danisco Shineway Luohe Soy Industry Company Limited is owned indirectly by the Company.
(10)74.85% of the voting stock of FYMSA del Caribe, S.R.L is owned indirectly by the Company.
(11)70% of the voting stock of Leagel GmbH is owned indirectly by the Company.
(12)71.59% of the voting stock of Thorverk Ltd / Thorungaverksmidjan hf. / Þörungaverksmiðjan hf. is owned indirectly by the Company.
(13)70% of the voting stock of Sonarome Private Limited is owned indirectly by the Company.
(14)93.36% of the voting stock of International Flavours & Fragrances India Private Limited is owned indirectly by the Company.
(15)56.9% of the voting stock of Nutra-Lease Ltd. is owned indirectly by the Company.
(16)75% of the voting stock of Proveedores de Ingeniería Alimentaria, S.A. de C.V. (“PIASA”) is owned indirectly by the Company.
(17)75% of the voting stock of Representaciones FYMSA, S.A. de C.V (FYMSA) is owned indirectly by the Company.
(18)70% of the voting stock of Leagel S.r.l. is owned indirectly by the Company.
(19)80% of the voting stock of Vaya Pharma Pte Ltd is owned indirectly by the Company.
(20)60% of the voting stock of The Mighty Company Limited is owned indirectly by the Company.
(21)75% of the voting stock of FYMSA Real Estate LLC is owned indirectly by the Company.
(22)75% of the voting stock of PIASA USA, LLC is owned indirectly by the Company.
(23)65% of the voting stock of iDrug Delivery, Inc. is owned indirectly by the Company.